UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 23, 2003

                         CALIFORNIA WATER SERVICE GROUP
             (Exact name of registrant as specified in its charter)

        Delaware                                          77-0448994
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                         Commission file number 1-13883

 1720 North First Street, San Jose, CA.                     95112
(Address of principal executive offices)                  (Zip Code)

                                 1-408-367-8200
              (Registrant's telephone number, including area code)

Former name, former address and former fiscal year, if changed since last report: Not Applicable
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Item 12. Disclosure of Results of Operations and Financial Condition

     On July 23, 2003, the registrant issued the press release attached to this report as Exhibit 99, which announces the results of its operations for the quarter ended June 30, 2003.

                                   SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CALIFORNIA WATER SERVICE GROUP
                                   Registrant

Date: July 23, 2003    By: /s/ Richard D. Nye
                           Richard D. Nye
                           Vice President, Chief Financial Officer and Treasurer